SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): JANUARY 26, 2006
                                                         ----------------

                          COLUMBUS MCKINNON CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


                                    NEW YORK
                                    --------
                 (State or other jurisdiction of incorporation)


               0-27618                              16-0547600
               -------                              ----------
        (Commission File Number)         (IRS Employer Identification No.)



140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK                  14228-1197
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    (Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number including area code: (716) 689-5400
                                                           --------------


           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         OTHER EVENTS.

     On January 26, 2006, the registrant announced that its Board of Directors has appointed Karen L. Howard as the Company's Chief Financial Officer. A copy of the press release issued in connection with such action is attached hereto as
Exhibit 99.1.



Item 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.





EXHIBIT NUMBER                      DESCRIPTION
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99.1                                Press Release dated January 26, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                     COLUMBUS MCKINNON CORPORATION
                                     -----------------------------


                                      By:     /S/ TIMOTHY R. Harvey
                                              -------------------------------
                                      Name:   Timothy R. Harvey
                                      Title:  General Counsel and Secretary




Dated:  JANUARY 26, 2006
        ----------------

                                  EXHIBIT INDEX


EXHIBIT NUMBER                  DESCRIPTION
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     99.1                       Press Release dated January 26, 2006